SECURITIES AND EXCHANGE COMMISSION
                             Washington D. C. 20549
                                 --------------
                                    FORM 8-K
                                 --------------
                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of Earliest Event Reported):
                                December 01, 2002
                                 --------------
                               AURA SYSTEMS, INC.
             (Exact Name of Registrant as Specified in Its Charter)
                                 --------------

         Delaware                           0-17249           95-4106894
(State or Other Jurisdiction              (Commission      (I.R.S. Employer
of Incorporation or Organization)         File Number)    Identification No.)


                               2335 Alaska Avenue
                          El Segundo, California 90245
                    (Address of Principal Executive Offices)


Registrant's telephone number, including area code:  (310) 643-5300


Former name, former address or former fiscal year, if changed since last report.): None

ITEM 2. Disposition of Assets. On December 1, 2002, Aura Systems, Inc. (the "Company") consummated the initial closing under an Agreement for Sale and Leaseback, (together with the agreements contemplated thereby, the "Agreement") with a group of individuals (the "Purchasers") pursuant to which the Company agreed to sell its Aura Realty, Inc. ("Aura Realty") subsidiary to Purchasers and enter into a new 10-year lease of the properties owned by Aura Realty (the "Lease"). Investors are encouraged to read the Form 8-K filed by the Company on December 16, 2002 and Agreement, attached as an exhibit thereto, in its entirety.

This amended Form 8-K is presented to provide required pro forma financial information.

Item 7. Financial Statements and Exhibits

(b) Pro forma Financial Information:

Unaudited Pro Forma Condensed Consolidated Data of Aura Systems, Inc.

The accompanying unaudited pro forma consolidated balance sheet as of November 30, 2002 has been prepared assuming the disposition of the land and buildings associated with the Company's Aura Realty subsidiary (the "Realty Transaction") had occurred on the balance sheet date. The unaudited pro forma condensed consolidated statements of operations for the nine months ended November 30, 2002 and the year ended February 28, 2002 have been prepared assuming the Realty Transaction had occurred at the beginning of the period presented, March 1, 2001.

The unaudited pro forma condensed consolidated balance sheet, statements of operations and notes thereto should be read in conjunction with the consolidated financial statements included in the Company's Quarterly Report on Form 10-Q for the nine months ended November 30, 2002 and the Company's Annual Report on Form 10-K for the year ended February 28, 2002.

The pro forma information includes certain adjustments and estimates by management. This information does not necessarily reflect actual results that would have occurred nor is it necessarily indicative of future results of operations of the Company after completion of the Realty Transaction.


                                      INDEX

Unaudited Pro Forma Condensed Consolidated Balance Sheet as of November 30, 2002                       2

Unaudited Pro Forma Condensed Consolidated Statements of Operations for the Nine Months Ended
November 30, 2002                                                                                      3

Unaudited Pro Forma Condensed Consolidated Statements of Operations for the Year Ended February
28, 2002                                                                                               4

Notes to the Unaudited Pro Forma Condensed Consolidated Balance Sheet and Statements of Operatons
                                                                                                       5

                                                  AURA SYSTEMS, INC. AND SUBSIDIARIES

                                        UNAUDITED PRO FORMA CONDENSED CONSOLIATED BALANCE SHEET

                                                        As of November 30, 2002



                                                                   Historical        Pro Forma        Pro Forma

                                                                                    Adjustments        Balances
ASSETS
CURRENT ASSETS

     Cash and cash equivalents                                        $   76,772        $584,630         $  661,402
     Accounts receivable, net                                            357,389               -            357,389
     Inventories                                                       4,664,534               -          4,664,534
     Other current assets                                                637,104         520,331          1,157,435
                                                                        --------        --------        -----------
        Total current assets                                           5,735,799       1,104,961          6,840,760

PROPERTY, PLANT AND EQUIPMENT, at cost                                16,170,350      (11,894,800)        4,275,550
     Less accumulated depreciation and amortization                   (8,663,016)       4,947,288        (3,715,728)
                                                                 ---------------       ----------       -----------
        Net property, plant and equipment                              7,507,334       (6,947,512)          559,822

NON-CURRENT INVENTORIES                                                4,500,000                -         4,500,000
PATENTS AND TRADEMARKS, NET                                            2,830,686                -         2,830,686
LONG TERM RECEIVABLES                                                  2,060,271                -         2,060,271
OTHER ASSETS                                                           1,148,940         (139,980)        1,008,960
                                                                ----------------  ---------------        ----------

     TOTAL ASSETS                                                    $23,783,030     $ (5,982,531)      $17,800,499
                                                                    ============    =============       ===========

LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
     Accounts payable and accrued expenses                           $ 4,878,915      $  (159,762)      $ 4,719,153
     Notes payable                                                     5,959,078         (982,699)        4,976,379
                                                                ----- ----------   --------------    --------------
        Total current liabilities                                     10,837,993       (1,142,461)        9,695,532

NOTES PAYABLE AND OTHER LIABILITIES                                    6,438,956       (4,979,058)        1,459,898

STOCKHOLDERS' EQUITY

     Common stock                                                    306,172,595                -       306,172,595
     Accumulated deficit                                            (299,666,514)         138,988      (299,527,526)
                                                                   -------------  ---------------     -------------
        Total stockholders' equity                                     6,506,081          138,988         6,645,069
                                                                 ---------------  ---------------    --------------

     TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                     $23,783,030      $ (5,982,531)      $17,800,499
                                                                    ============    =============       ===========



             See accompanying notes to unaudited pro forma condensed
                       consolidated financial statements.

                                                  AURA SYSTEMS, INC. AND SUBSIDIARIES

                                   UNAUDITED PRO FORMA CONDENSED CONSOLIATED STATEMENT OF OPERATIONS

                                              For the Nine Months Ended November 30, 2002



                                                                                     Pro Forma        Pro Forma
                                                                   Historical       Adjustments        Balances


GROSS PROFIT                                                    $       454,524   $      -        $        454,524

OPERATING EXPENSES

       Engineering, research and development expenses                 3,086,865          -               3,086,865
       Selling, general and administrative expenses                   5,830,328    501,748               6,332,076
       Asset impairment loss                                          2,300,000          -               2,300,000
       Legal and accounts payable settlements                                 -          -                       -
                                                                      ---------    -------               ---------
          Total operating expenses                                   11,217,193    501,748              11,718,941

LOSS FROM OPERATIONS                                                (10,762,669)  (501,748)            (11,264,417)

IMPAIRMENT OF LONG-LIVED ASSETS                                        (700,000)         -                (700,000)
OTHER INCOME (EXPENSE), NET                                            (524,121)   296,225                (227,896)
                                                                ---------------   --------         ---------------

LOSS BEFORE EXTRAORDINARY ITEM                                      (11,986,790)  (205,523)            (12,192,313)
EXTRAORDINARY ITEM
       Gain on extinguishment of debt obligations                             -          -                       -
                                                                     ----------    -------              ----------

NET LOSS                                                           $(11,986,790) $(205,523)           $(12,192,313)
                                                                  =============  =========            =============



             See accompanying notes to unaudited pro forma condensed
                       consolidated financial statements.


                                                  AURA SYSTEMS, INC. AND SUBSIDIARIES

                                   UNAUDITED PRO FORMA CONDENSED CONSOLIATED STATEMENT OF OPERATIONS

                                                 For the Year Ended February 28, 2002



                                                                                     Pro Forma        Pro Forma
                                                                   Historical       Adjustments        Balances

GROSS PROFIT                                                    $    1,635,559      $         -    $    1,635,559

OPERATING EXPENSES

       Engineering, research and development expenses               10,735,247                -         10,735,247
       Selling, general and administrative expenses                 10,006,844          670,142         10,676,986
       Asset impairment loss                                                 -                -                  -
       Legal and accounts payable settlements                       (3,401,685)               -         (3,401,685)
                                                                ---------------         -------    ---------------
          Total operating expenses                                  17,340,406          670,142         18,010,548

LOSS FROM OPERATIONS                                               (15,704,847)        (670,142)       (16,374,989)

IMPAIRMENT OF LONG-LIVED ASSETS                                     (9,095,393)               -         (9,095,393)
OTHER INCOME (EXPENSE), NET                                         (2,026,195)         402,406         (1,623,789)

LOSS BEFORE EXTRAORDINARY ITEM                                     (26,826,435)        (267,736)       (27,094,171)
EXTRAORDINARY ITEM
       Gain on extinguishment of debt obligations                    1,889,540                -          1,889,540
                                                                ---------------        --------     --------------

NET LOSS                                                          $(24,936,895)   $    (267,736)      $(25,204,631)
                                                                 =============    =============       ============



             See accompanying notes to unaudited pro forma condensed
                       consolidated financial statements.

                       AURA SYSTEMS, INC. AND SUBSIDIARIES

             NOTES TO THE UNAUDITED PRO FORMA CONDENSED CONSOLIATED
                   BALANCE SHEET AND STATEMENTS OF OPERATIONS


BALANCE SHEET

Cash and cash equivalents have been increased to reflect the net cash proceeds received by the Company at closing.

Other current assets have been increased to reflect various deposits and prepayments to the Purchasers net of prepaid real estate taxes which will transfer with the building.

Property, plant and equipment have been decreased to reflect the historical cost
of  the  land  and  buildings  being  sold,  net  of  the  related   accumulated
depreciation.

Other assets have been decreased to reflect the write off of deferred financing costs associated with the mortgage note being transferred to Purchasers.

Accounts payable and accrued expenses have been decreased to reflect the payment to the Consultants from the proceeds of the Realty Transaction and the property tax liability which will transfer with the building.

Notes payable - current have been decreased to reflect the current portion of the mortgage note and the reduction of the liability for advances of the proceeds received prior to closing.

Notes payable and other liabilities have been decreased to reflect the long term portion of the mortgage note.

Accumulated deficit has been decreased to reflect the gain on the Realty Transaction that will be recognized in the fourth quarter of Fiscal 2003.


STATEMENTS OF OPERATIONS

The following notes apply to both periods presented.

Selling, general and administrative expenses have been increased to reflect the rent expense that would have been recorded had the new lease been in effect for these periods and reduced to eliminate the depreciation, property tax and other ownership expenses associated with the land and building.

Other income (expense), net has been reduced to eliminate the interest expense associated with the mortgage note.

                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




AURA SYSTEMS, INC.

Date: December 13, 2002 By:

/s/ Neal F. Meehan
--------------------
Neal F. Meehan Chairman and
Chief Executive Officer